UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 14, 2014

NTS, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32521	11-3618510
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Broadway Lubbock, Texas	79401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (806) 771-5212

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On April 14, 2014, NTS, Inc. (“NTS” or the “Company”) entered into an Amendment (the “Amendment”) to that certain Agreement and Plan of Merger dated October 20, 2013 (as so amended, the “Merger Agreement”) by and among the Company, T3 North Intermediate Holdings, LLC a Nevada limited liability company (“Holdings”), and North Merger Sub, Inc., a Nevada corporation and a wholly-owned subsidiary of Holdings (“Merger Sub”). The Amendment extends the Expiration Date (as defined in the Merger Agreement) to May 19, 2014.

The Board of Directors of the Company approved the Amendment to permit additional time for the receipt of certain regulatory consents. The Company, Holdings and Merger Sub have been working with the appropriate regulatory authorities to obtain these consents and, while there can be no assurance that such consents will be obtained prior to May 19, 2014, the Company believes that such consents will be obtained and that closing of the Merger Agreement will occur prior to May 19, 2014. Other than as described herein, the Amendment does not amend any other provision of the Merger Agreement.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Amendment dated April 14, 2014 to Agreement and Plan of Merger dated as of October 20, 2013, among T3 North Intermediate Holdings, LLC, North Merger Sub, Inc. and NTS, Inc.

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Forward-Looking Statements

The SEC encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and its exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within. Important factors that may cause NTS’ actual results to differ materially from those anticipated by the forward-looking statements include, but are not limited to, those factors set forth in the Proxy Statement filed with the Securities and Exchange Commission on January 23, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTS, Inc.
April 14, 2014

	By:	/s/ Guy Nissenson
		Name:	Guy Nissenson
		Title:	President, Chief Executive Officer and Chairman of the Board of Directors

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